UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )
Filed by the Registrant ☑	Filed by a party other than the Registrant ☐
Check the appropriate box:
☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
VICTORY CAPITAL HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

September 27, 2021
Dear Stockholder:
On behalf of the Board of Directors of Victory Capital Holdings, Inc., we cordially invite you to attend a Special Meeting (the “Special Meeting”) of Stockholders. The meeting will be held on Friday, November 19, 2021, at 8:00 a.m. Eastern Time. at our corporate offices, located at 15935 La Cantera Parkway, San Antonio, TX 78256.
Due to COVID-19, we may enforce appropriate social protocols as may be permissible under the law.
Please note that in order to gain admission to the site of the Special Meeting, attendees may need to present a photo identification card.
Enclosed with this letter are your Notice of Special Meeting of Stockholders, proxy statement and proxy voting card. The matter to be considered by stockholders at the Special Meeting is described in detail in the accompanying materials.
Representatives from our Board of Directors and certain of our executive officers will be available at the Special Meeting to respond to appropriate questions from stockholders.
Whether or not you plan to attend the Special Meeting, please submit your vote at your earliest convenience.
Sincerely,

David C. Brown
Chairman of the Board of Directors and Chief Executive Officer

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders of Victory Capital Holdings, Inc. will be held at our corporate offices, located at 15935 La Cantera Parkway, San Antonio, TX 78256 on Friday, November 19, 2021, at 8:00 a.m. Eastern Time to consider and vote upon the approval of the amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation.
Stockholders who owned shares of our stock as of the close of business on October 29, 2021, are entitled to attend and vote at the Special Meeting and any adjournments thereof.
We encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. You may vote your shares in person at the Special Meeting, by Internet, by phone or by mailing the completed proxy card. Please refer to the section “How do I vote?” for detailed voting instructions.
By Order of the Board of Directors,

Nina Gupta
Corporate Secretary

San Antonio, Texas
September 27, 2021
ii

iii

Victory Capital Holdings, Inc.
15935 La Cantera Parkway
San Antonio, TX 78256
Proxy Statement
GENERAL INFORMATION
We are providing you this proxy statement in connection with the solicitation of proxies by our Board of Directors to be voted at the Special Meeting. The Special Meeting will be held at our corporate offices, located at 15935 La Cantera Parkway, San Antonio, TX 78256 on Friday, November 19, 2021, at 8:00 a.m. Eastern Time.
The proxy statement and accompanying materials are first being mailed to Stockholders on or about November 3, 2021.
When we use the terms “Victory”, the “Company”, “we”, “us” and “our” in this Proxy Statement, we mean Victory Capital Holdings, Inc., a Delaware corporation and, unless the context otherwise requires, its consolidated subsidiaries. “You” refers to the holders of our common stock.
Matter to be voted on at the Special Meeting
Proposal	Board Recommendation	Vote Required
Approval of the amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation	FOR	Majority of the outstanding shares of Class A Common Stock and Class B Common Stock (voting together as a single class)
Majority of the outstanding shares of Class B Common Stock

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND SPECIAL MEETING
1. What information does the notice contain?
The notice provides information about:
•	The date, time and details of how the Special Meeting will be conducted.
•	The proposal to be voted on at the Special Meeting and the voting recommendation of our Board of Directors with regard to such proposal.
•	Instructions on how to vote by Internet, mail, phone or in person at the Special Meeting.
2. What proposals will be voted on at the Special Meeting?
There is one proposal to be considered and voted on at the Special Meeting:
•	The approval of the amendment and restatement of the Amended and Restated Certificate of Incorporation.
3. What securities can be voted at the Special Meeting?
The securities that can be voted in connection with the Special Meeting consist of our Class A and Class B common stock. Each share of Class A common stock entitles its holder to one vote and each share of Class B common stock entitles its holder to ten votes. The approval of the amendment and restatement of the Amended and Restated Certificate of Incorporation requires the affirmative vote of (i) a majority of the outstanding shares of our Class A common stock and Class B common stock (voting together as a single class, and (ii) a majority of the outstanding shares of our Class B stock.
Crestview Partners II GP, L.P. (“Crestview GP”), Reverence Capital Partners LLC (“Reverence”) and the Employee Shareholders Committee, who have stock ownership with sufficient voting power to control the outcome of voting for the proposal, intend to vote in favor of the proposal.
4. Who is entitled to vote at the Special Meeting?
Holders of our Class A common stock (each of which entitles its holder to one vote per share), Class B common stock (each of which entitles its holder to ten votes per share) and unvested restricted stock (which have voting rights but are subject to future vesting based on time or performance criteria) at the close of business on October 29, 2021, are entitled to vote in connection with the Special Meeting. On that day, we had the following numbers of shares outstanding:
Class A common stock	[•]
Class B common stock	[•]
Total shares of common stock	[•]
Pursuant to our Employee Shareholders’ Agreement, a three-member Employee Shareholders Committee, currently composed of David C. Brown (Chief Executive Officer and Chairman of the Board), Michael D. Policarpo, (President, Chief Financial Officer and Chief Administrative Officer) and Kelly S. Cliff (President, Investment Franchises), has an irrevocable proxy from a substantial majority of our employees to vote the shares of Class B common stock and Class A common stock those employees have acquired from us, and any shares they may acquire from us in the future. As of the record date, there were [•] shares of Class B common stock and unvested restricted stock and [•] shares of Class A common stock held by such employees and subject to the Employee Shareholders’ Agreement, representing in the aggregate approximately [•]% of the total voting power of the outstanding common stock (including unvested restricted shares). For administrative ease, we have adopted the following methodology to approximate the number of Class A shares held by those employees and subject to the Employee Shareholders’ Agreement as of the record date. We generally compare (x) the cumulative number of Class B shares that have been converted to Class A shares and are held by those employees (the “Employee-Converted Class A Shares”) to (y) the number of Class A shares held by these employees in brokerage accounts to determine the number of those Employee-Converted Class A Shares that have been sold by those employees (the “Employee-Sold Class A Shares”). We then subtract the Employee-Sold Class A Shares from the cumulative Employee-Converted Class A Shares to calculate the number of Employee-Converted Class A Shares held by those employees and subject to the Employee Shareholders’ Agreement.

The Employee Shareholders Committee intends to vote in favor of the proposal.
5. How does the board of directors recommend I vote?
Our Board of Directors recommends that you vote “FOR” the amendment and restatement of the Amended and Restated Certificate of Incorporation.
6. How do I hold my stock?
Most of our Class A stockholders hold their shares as a beneficial owner through a broker or other nominee rather than directly in their own name on the records of our transfer agent. There are distinctions between shares held of record and those owned beneficially, which are highlighted below.
•
Stockholder of Record - If you hold stock that is registered directly in your name on the records of our transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), you are a stockholder of record. As a stockholder of record, you will receive the notice from our mailing distributor.

•
Beneficial Owner - If you hold stock in an account through a broker, bank or similar institution, you are considered a beneficial owner of shares held in street name. As such, the notice will be sent to you by the broker, bank or similar institution through which you hold your shares.

7. How do I vote?
If you are a stockholder of record, you may vote your shares at the Special Meeting in person or by proxy. To vote in person, you must attend the Special Meeting and obtain and submit a ballot. The ballot will be provided at the Special Meeting. To vote by proxy, you may choose one of the following methods to vote your shares:
•
By Internet. Go to www.proxyvote.com and follow the instructions for Internet voting. You will need the control number located on your notice or proxy card, as applicable. Internet voting is available 24 hours a day. If you choose to vote by Internet, you do not need to return a proxy card. To be valid, your vote by Internet must be received by 11:59 p.m., Eastern Time on November 18, 2021 for shares held directly and by 11:59 p.m., Eastern Time on November 16, 2021 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

•
By Mail. Included in the proxy materials is a printed proxy card. You may vote by marking, signing, dating and mailing the proxy card in the envelope provided to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. To be valid, your vote by mail must be received by 11:59 p.m., Eastern Time, on November 18, 2021.

•
By Phone. Use any touch-tone telephone and dial 1-800-690-6903 to transmit your voting instructions. To be valid, your vote by Phone must be received by 11:59 p.m., Eastern Time on November 18, 2021 for shares held directly and by 11:59 p.m., Eastern Time on November 16, 2021 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

If you are the beneficial owner of shares held in street name, you will receive voting instructions from the institution holding your shares. The availability of telephone or Internet voting will depend upon that particular institution’s voting processes. You may also vote during the Special Meeting after obtaining a legal proxy from the institution holding your shares. Please contact your broker for more information.
8. How many votes must be present to transact business at the Special Meeting?
To conduct the Special Meeting, a majority of the voting power of the common stock issued and outstanding as of the record date must be present during the webcast or by proxy. This is called a quorum.
9. If I submit a proxy by Internet or mail, how will my shares be voted?
If you properly submit your proxy by Internet or mail and do not subsequently revoke your proxy, your shares will be voted in accordance with your instructions.
If you sign, date and return a proxy card but do not give voting instructions, your shares will be voted as recommended by our Board of Directors.

10. If I am the beneficial owner of shares held in street name and do not provide voting instructions, can my broker still vote my shares?
The approval of the amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation is not considered a routine matter. As a result, your broker may not vote your shares without receiving voting instructions from you.
When your broker submits its proxy, but does not vote on a matter, a broker non-vote occurs with respect to that matter.
11. What vote is required to approve the proposal and how are votes counted?
The approval of the amendment and restatement of the Amended and Restated Certificate of Incorporation requires the affirmative vote of (i) a majority of the outstanding shares of our Class A common stock and Class B common stock (voting together as a single class), and (ii) a majority of the outstanding shares of our Class B stock. Abstentions will be counted as shares entitled to vote and therefore will have the effect of negative votes with respect to the proposal.
Crestview GP, Reverence and the Employee Shareholders Committee, who have stock ownership with sufficient voting power to control the outcome of voting for the proposal, have indicated that they intend to vote in favor of the proposal.
12. How can I attend and vote my shares during the Special Meeting?
We will be holding a Special Meeting on Friday, November 19, 2021, at 8:00 a.m. Eastern Time. at our corporate offices, located at 15935 La Cantera Parkway, San Antonio, TX 78256.
If you are a stockholder of record, you may vote your shares at the Special Meeting by completing a ballot at the Special Meeting. If you hold your shares in “street name,” you may vote your shares at the Special Meeting only if you obtain a proxy card issued by your bank, broker or other nominee giving you the right to vote the shares.
Due to COVID-19, we may enforce appropriate social protocols as may be permissible under the law.
Please note that in order to gain admission to the site of the Special Meeting, attendees may need to present a photo identification card.
13. How can I change my vote or revoke a proxy?
If you are a stockholder of record you may change your vote or revoke a proxy at any time prior to the Special Meeting by submitting a written notice of revocation or a proxy bearing a later date to the Company’s Corporate Secretary no later than the deadline specified on the notice or proxy card, or by voting in person at the Special Meeting.
If you are the beneficial owner of shares held in street name you may change your vote or revoke a proxy in accordance with the instructions provided by the institution through which you hold your shares.
14. Where and when will the voting results be available?
We will file the official voting results on a Form 8-K within four business days of the Special Meeting. If the final results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final results in an amendment to the Form 8-K when they become available.
15. How can I view a list of record stockholders?
A list of the stockholders of record entitled to vote at the Special Meeting will be available for inspection upon request of any stockholder for a purpose germane to the meeting during ordinary business hours at our principal executive offices located at 15935 La Cantera Parkway, San Antonio, TX 78256, during the ten days prior to the Special Meeting. To make arrangements to view the list prior to the Special Meeting, stockholders should contact our Investor Relations department at (216) 898-2412 or ir@vcm.com.
16. Who pays for the expenses of this proxy solicitation?
We will pay all expenses incurred in connection with the solicitation of proxies.

PROPOSAL– APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
Our Board of Directors is requesting stockholder approval of the amendment and restatement (the “Amendment”) of our Amended and Restated Certificate of Incorporation (our “Charter”) substantially in the form attached hereto as Annex A (the “Second A&R Charter”) in connection with the elimination of the Company’s dual-class share structure. The Amendment would (i) convert all the shares of Class B Common Stock into an equal number of shares of Class A Common Stock (the “Conversion”), (ii) delete provisions no longer applicable following the Conversion, (iii) rename our Class A Common Stock as “Common Stock”.
A copy of Victory Capital’s proposed Amended and Restated Certificate of Incorporation is attached as Annex A to this Proxy Statement. The discussion herein regarding the proposal is only a summary of material terms and may not contain all information that is important to you. You should carefully read the full text of Appendix A before deciding how to vote.
Reasons for the Amendment and Restatement of the Certificate of Incorporation
Strengthening corporate governance profile and enhancing eligibility for inclusion in major indices.
Currently, the Company has two classes of common stock: Class A common stock and Class B common stock. The rights of the holders of Class A and Class B shares are identical, except voting and conversion rights. Each Class A share is entitled to one vote, and each Class B share is entitled to ten votes. The Class B shares are currently convertible at any time, at the option of the holder, into one Class A share.
While Class B stockholders control a majority of the Company’s economic interest, major indices, proxy advisors, institutional investors, and assets managers contend that dual-class shares may have a negative effect on governance. The S&P, MSCI, and FTSE Russell indices have set limitations on dual-class companies. ISS, Glass Lewis, the Council of Institutional Investors (CII), and the Investor Stewardship Group support a one-share, one-vote standard and recommend that companies eliminate dual-class shares.
The Company’s Board of Directors has approved, and recommends that the Company’s stockholders approve, an amendment and restatement of the Company’s Charter to simplify the Company’s capital structure and cause all outstanding shares of Class B common stock to be converted into Class A common stock on a one-to-one basis. The total number of shares of common stock currently authorized under the Company’s Charter will not change if the proposal is approved.
The Company’s Board of Directors approved this proposal for the reasons detailed below. The Company strives to observe corporate governance best practices, which Victory Capital believes are correlated with higher long-term returns to stockholders. The Second A&R Charter would align voting rights with the economic interests of all stockholders. Simplifying the Company’s capital structure such that all stockholders of the Company will own a single class of common stock of the Company will also reduce the cost and complexity and associated with Company’s current capital structure. Moreover, increasing index eligibility and broadening investor appeal to both active and passive investors may expand the Company’s stockholder base.
A single class of stock should enable us to streamline our stock transfer agent functions and benefit plan administration.
If we simplify our capital structure by moving to a single class of stock, we will be in a better position to consider alternatives in the future for improving stock and plan administration. In addition, this change would better position us to evaluate or consider other providers of these services.
Simplifying our capital structure would eliminate confusion created by our dual-class stock structure.
Our dual-class stock structure has created confusion among some investors with respect to the calculation of our total market capitalization and shares outstanding. Eliminating the dual-class structure would eliminate such confusion.
Background of the Proposal
Prior to submitting this proposal to our stockholders, our Board of Directors and management engaged in investor outreach efforts and gained valuable insight about our stockholder’s outlook on our corporate governance practices in light of our continued growth as a company and our commitment to long-term investor value creation.

In deciding whether to submit this proposal to stockholders at this time, the Board of Directors weighed the pros and cons of the proposal. After deliberation, the Board of Directors unanimously agreed that it would be in the best interests of Victory Capital and its stockholders for the Board of Directors to submit the proposal for stockholder approval. We urge stockholders to vote “FOR” a recapitalization plan for all outstanding stock to have one vote per share.
Effective Time of the Amendment and Restatement of the Certificate of Incorporation
The Second A&R Charter will become effective on the date that it is accepted for filing by the Delaware Secretary of State. The text of the Second A&R Charter is subject to modification to include such changes as may be required by the Delaware Secretary of State to effectuate the amendments set forth in this Proposal. Our Board of Directors expect to file the Second A&R Charter promptly following the Special Meeting assuming approval of this Proposal, upon which the Conversion will occur automatically, without any further action by the holder of any share of Class B Common Stock.
Vote Required for Approval
The approval of the amendment and restatement of our Amended and Restated Certificate of Incorporation requires the affirmative vote of the holders of (i) a majority of the outstanding shares of our Class A common stock and Class B common stock (voting together as a single class) and (ii) a majority of the outstanding shares of our Class B stock. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as negative votes. The approval of this Proposal is a non-routine proposal on which a broker or other nominee does not have discretionary authority to vote.
Crestview GP, Reverence and the Employee Shareholders Committee, who have stock ownership with sufficient voting power to control the outcome of voting for the proposal, intend to vote in favor of the proposal.
Recommendation of our Board of Directors
OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS
VOTE “FOR” THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

ADDITIONAL INFORMATION
This proxy statement is available at www.proxyvote.com. Stockholders are directed to the 2020 Form 10-K for financial and other information about us. The 2020 Form 10-K is not part of this proxy statement.
We are required to file annual, quarterly and current reports, proxy statements and other reports with the SEC. Copies of these filings are available through the Investor Relations link on our website at www.vcm.com or the SEC’s website at www.sec.gov. We will furnish copies of our SEC filings (without exhibits), including this proxy statement, without charge to any stockholder upon written or verbal request provided to us at Victory Capital Holdings, Inc., 15935 La Cantera Parkway, San Antonio, TX 78256, Attn: Investor Relations, telephone: (216) 898-2412, e-mail ir@vcm.com.
Other Matters that May Come Before the Special Meeting
Our Board of Directors knows of no matters other than those stated in the accompanying Notice of Special Meeting of Stockholders that may properly come before the Special Meeting. However, if any other matter should be properly presented for consideration and voting at the Special Meeting or any adjournments thereof, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interest of Victory.
We encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. You may vote your shares by Internet or, if you received printed proxy materials, by mailing the completed proxy card. Please refer to the section “How do I vote?” for detailed voting instructions.
By Order of the Board of Directors,

David C. Brown Chairman of the Board of Directors and Chief Executive Officer
San Antonio, Texas
September 27, 2021

ANNEX A
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
VICTORY CAPITAL HOLDINGS, INC.
Victory Capital Holdings, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify as follows:
(1) The original Certificate of Incorporation of the Corporation was filed with the office of the Secretary of State of the State of Delaware on February 13, 2013 (the “Original Certificate”).
(2) The Original Certificate was amended and restated on February 9, 2018 (the “First Amended and Restated Certificate of Incorporation”)
(3) This Second Amended and Restated Certificate of Incorporation was duly adopted in accordance with Sections 228, 242 and 245 of the DGCL.
(4) This Second Amended and Restated Certificate of Incorporation restates and integrates and further amends the First Amended and Restated Certificate of Incorporation of the Corporation in its entirety.
(5) The text of the First Amended and Restated Certificate of Incorporation hereby is amended and restated in entirety as follows:
ARTICLE I.
NAME
The name of the corporation (the “Corporation”) is Victory Capital Holdings, Inc.
ARTICLE II.
REGISTERED OFFICE AND AGENT
The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.
ARTICLE III.
PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”), as the same exists or may hereafter be amended.
ARTICLE IV.
CAPITAL STOCK
I.	Authorized Capital
A. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 610,000,000, which shall be divided into two classes as follows: 600,000,000 shares of common stock, par value $0.01 per share (“Common Stock”); and 10,000,000 shares of preferred stock, par value $0.01 per share (“Preferred Stock”).
B. Immediately upon the effectiveness (the “Effective Time”) of this Second Amended and Restated Certificate of Incorporation (as amended or modified from time to time, this “Second Amended and Restated Certificate of Incorporation”), each share of the Corporation’s Class B common stock, par value $0.01 per share, issued and outstanding or held as treasury stock immediately prior to the Effective Time, shall, automatically and without further action by any holder thereof, be reclassified as, and shall become, one share of Common Stock. Any stock certificate that immediately prior to the Effective Time represented shares of the Corporation’s

Class B common stock shall from and after the Effective Time be deemed to represent shares of Common Stock, without the need for surrender or exchange thereof or, if such shares are uncertificated, the Corporation, or any transfer agent of the Corporation, shall register such shares in book-entry form.
C. Immediately upon the Effective Time of the Second Amended and Restated Certificate of Incorporation, each share of the Corporation’s Class A common stock, par value $0.01 per share, issued and outstanding or held as treasury stock immediately prior to the Effective Time, shall, automatically and without further action by any holder thereof, be reclassified, renamed and become one share of Common Stock. Any stock certificate that immediately prior to the Effective Time represented shares of the Corporation’s Class A common stock shall from and after the Effective Time be deemed to represent shares of Common Stock, without the need for surrender or exchange thereof or, if such shares are uncertificated, the Corporation, or any transfer agent of the Corporation, shall register such shares in book-entry form.
D. The number of authorized shares of any class of capital stock of the Corporation may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no vote of the holders of such class voting separately as a class shall be required therefor, unless a vote of any such holder is required pursuant to this Second Amended and Restated Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock). For the avoidance of doubt, all references to the number of shares outstanding in this Second Amended and Restated Certificate of Incorporation shall include shares of capital stock subject to time-vesting or other restrictions.
II.	Common Stock
A. Voting Rights. No stockholder entitled to vote at an election for directors may cumulate votes to which such stockholder is entitled. Each holder of Common Stock shall be entitled to one vote for each share of Common Stock held as of the applicable record date on any matter that is submitted to a vote or for the consent of the stockholders of the Corporation; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Second Amended and Restated Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Amended and Restated Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock).
B. Dividends. Subject to the preferences applicable to any series of Preferred Stock, if any, outstanding at any time, the holders of the shares of Common Stock shall be entitled to share equally, on a per share basis, in such dividends and other distributions of cash, property or shares of stock of the Corporation as may be declared by the Board of Directors of the Corporation (the “Board of Directors”) from time to time with respect to the Common Stock out of assets or funds of the Corporation legally available therefor.
C. Liquidation. Subject to the preferences applicable to any series of Preferred Stock, if any, outstanding at any time, in the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of the shares of Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Common Stock held by them.
D. Definitions. For purposes of this Second Amended and Restated Certificate of Incorporation (except where specified sections of the Second Amended and Restated Certificate of Incorporation otherwise define such terms):
1. “Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person; provided that no securityholder of the Corporation shall be deemed an Affiliate of any other securityholder solely by reason of any investment in the Corporation.

2. “control” (including the terms “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.
3. “Crestview Entities” shall mean Crestview Victory, L.P. and the Crestview Funds and their respective Crestview Permitted Holders, other than any such Crestview Permitted Holder that receives shares of Common Stock pursuant to a Distribution in Kind.
4. “Crestview Funds” shall mean, collectively, Crestview Partners II, L.P., Crestview Partners II (FF), L.P., Crestview Partners II (TE), L.P., Crestview Offshore Holdings II (Cayman), L.P., Crestview Offshore Holdings II (FF Cayman), L.P. and Crestview Offshore Holdings II (892 Cayman), L.P.
5. “Crestview Permitted Holder” shall mean (A) any Crestview Fund, (B) any Affiliate or member of any Crestview Entity, (C) any general or limited partner of any Crestview Fund (a “Crestview Partner”), (D) any current or former general partner, limited partner, manager, director, officer or employee of any Crestview Fund or any Crestview Partner (collectively, “Crestview Associates”), (E) any heir, executor, administrator, testamentary trustee, legatee or beneficiary of any Crestview Partner or any Crestview Associate and (F) a trust, corporation, partnership or other entity substantially all of the economic interests of which are held by or for the benefit of the Crestview Funds, their Affiliates, any Crestview Partner, any Crestview Associate, their spouses or their children (whether by birth or adoption).
6. “Distribution in Kind” shall mean, directly or indirectly, any sale, assignment, transfer, conveyance, hypothecation, exchange, pledge, encumbrance, distribution, bequest, donation or other transfer or disposition by any Crestview Entity or RCP Entity, as applicable, of shares of Common Stock to any members, stockholders or partners of such Crestview Entity or RCP Entity, as applicable, by means of a distribution in respect of the shares of or equity interests in such Crestview Entity or RCP Entity, as applicable.
7. “Person” shall mean any individual, corporation, limited liability company, partnership, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.
8. “RCP Entities” shall mean, collectively, RCP Lake Co-Invest, L.P., Reverence Capital Partners Opportunities Fund I, L.P., Reverence Capital Partners Opportunities Fund I (AI), L.P., Reverence Capital Partners Opportunities Fund I (Cayman), L.P. and any RCP Fund and their respective RCP Permitted Holders, other than any such RCP Permitted Holder that receives shares of Common Stock pursuant to a Distribution in Kind.
9. “RCP Fund” shall mean any private investment fund raised by Reverence Capital Partners, LLC after the date of adoption of this Second Amended and Restated Certificate of Incorporation that is focused on financial services investments, together with its parallel and related investment vehicles.
10. “RCP Permitted Holder” shall mean (A) any RCP Fund, (B) any Affiliate or member of any RCP Entity, (C) any general or limited partner of any RCP Fund (an “RCP Partner”), (D) any current or former general partner, limited partner, manager, director, officer or employee of any RCP Fund or any RCP Partner (collectively, “RCP Associates”), (E) any heir, executor, administrator, testamentary trustee, legatee or beneficiary of any RCP Partner or any RCP Associate and (F) a trust, corporation, partnership or other entity substantially all of the economic interests of which are held by or for the benefit of the RCP Funds, their Affiliates, any RCP Partner, any RCP Associate, their spouses or their children (whether by birth or adoption).
III.	Preferred Stock
A. Preferred Stock may be issued from time to time by the Corporation. The Board of Directors is hereby expressly authorized, by resolution or resolutions, to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix, without stockholder approval, the designation of such series, the powers (including voting powers), preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions thereof, of such series of Preferred Stock and the number of shares of such series, and as may be permitted by the DGCL. The powers, preferences and relative, participating, optional and other special rights of, and the qualifications, limitations or restrictions thereof, of each series of Preferred Stock, if any, may differ from those of any and all other series at any time outstanding.
B. Except as otherwise required by law, holders of any series of Preferred Stock shall be entitled to only such voting rights, if any, as shall expressly be granted thereto by this Second Amended and Restated Certificate of Incorporation (including any certificate of designation relating to such series of Preferred Stock).
ARTICLE V.
AMENDMENT OF THE SECOND AMENDED AND RESTATED CERTIFICATE OF
INCORPORATION AND BYLAWS
A. Amendment of Second Amended and Restated Certificate of Incorporation. The Corporation reserves the right to amend or repeal any provision contained in this Second Amended and Restated Certificate of Incorporation in any manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation.
B. Amendment of Bylaws. The Board of Directors is expressly authorized to make, repeal, alter, amend and rescind, in whole or in part, the amended and restated bylaws of the Corporation (as in effect from time to time, the “Bylaws”) without the consent or vote of the stockholders in any manner not inconsistent with the laws of the State of Delaware or this Second Amended and Restated Certificate of Incorporation. The affirmative vote of the holders of a majority of the voting power of the outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required to alter, amend, repeal or rescind, in whole or in part, any provision of the Bylaws or to adopt any provision inconsistent therewith.
ARTICLE VI.
BOARD OF DIRECTORS
A. Except as otherwise provided in this Second Amended and Restated Certificate of Incorporation or the DGCL, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. Subject to the rights of the holders of any series of Preferred Stock then outstanding to elect additional directors under specified circumstances, the total number of directors shall be determined from time to time exclusively by the Board of Directors. The directors (other than those directors elected by the holders of any series of Preferred Stock, voting separately as a series or together with one or more other such series, as the case may be) shall be divided into three classes designated Class I, Class II and Class III. Each class shall consist, as nearly as practicable, of one-third of the total number of such directors. Class I directors shall initially serve for a term expiring at the first annual meeting of stockholders following the date the Common Stock is first publicly traded (the “IPO Date”), Class II directors shall initially serve for a term expiring at the second annual meeting of stockholders following the IPO Date and Class III directors shall initially serve for a term expiring at the third annual meeting of stockholders following the IPO Date. At each succeeding annual meeting, successors to the class of directors whose term expires at that annual meeting shall be elected for a term expiring at the third succeeding annual meeting of stockholders. If the number of such directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as practicable, and any such additional director of any class elected to fill a newly created directorship resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case shall a decrease in the number of directors remove or shorten the term of any incumbent director. Any such director shall hold office until the annual meeting at which his or her term expires and until his or her successor shall be elected and qualified, or his or her death, resignation, disqualification or removal from office. The Board of Directors is authorized to assign members of the Board of Directors already in office to their respective class.
B. Subject to the rights granted to the holders of any one or more series of Preferred Stock then outstanding, any newly created directorship on the Board of Directors that results from an increase in the number of directors and any vacancy occurring in the Board of Directors (whether by death, resignation, disqualification, removal or other cause) shall be filled, unless otherwise required by law or by the Board of Directors, by a majority vote of the directors then in office, even if less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall be elected and qualified, or until his or her earlier death, resignation, disqualification or removal.

C. Any or all of the directors (other than the directors elected by the holders of any series of Preferred Stock of the Corporation, voting separately as a series or together with one or more other such series, as the case may be) may be removed at any time only for cause and only by the affirmative vote of a majority in voting power of all outstanding shares of stock of the Corporation entitled to vote thereon, voting as a single class.
D. Elections of directors need not be by written ballot unless the Bylaws shall so provide.
ARTICLE VII.
LIMITATION OF DIRECTOR LIABILITY AND INDEMNIFICATION
A. To the fullest extent permitted by the DGCL as it now exists or may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty owed to the Corporation or its stockholders.
B. Neither the amendment nor repeal of this Article VII, nor the adoption of any provision of this Second Amended and Restated Certificate of Incorporation, nor, to the fullest extent permitted by the DGCL, any modification of law shall eliminate, reduce or otherwise adversely affect any right or protection of a current or former director of the Corporation existing at the time of such amendment, repeal, adoption or modification.
ARTICLE VIII.
CONSENT OF STOCKHOLDERS IN LIEU OF MEETING; ANNUAL AND SPECIAL MEETINGS OF STOCKHOLDERS
A. For as long as the Crestview Entities beneficially own, in the aggregate, more than 50% of the voting power of the outstanding shares of stock of the Corporation, any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation in the manner required by law. Delivery made to the Corporation’s registered office shall be made by hand, overnight courier or by certified or registered mail, return receipt requested. Once the Crestview Entities beneficially own, in the aggregate, 50% or less of the voting power of the outstanding shares of stock of the Corporation, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such holders; provided, however, that any action required or permitted to be taken by the holders of Preferred Stock, voting separately as a series or separately as a class with one or more other such series, may be taken without a meeting, without prior notice and without a vote, to the extent expressly so provided by the applicable certificate of designation relating to such series of Preferred Stock.
B. Except as otherwise required by law and subject to the rights of the holders of any series of Preferred Stock outstanding, special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time only by or at the direction of the Board of Directors pursuant to a resolution adopted by the Board of Directors, the Chairman of the Board of Directors or the Chief Executive Officer of the Corporation; provided, however, that for as long as Crestview Entities hold, in the aggregate, more than 50% of the voting power of the outstanding shares of stock of the Corporation, special meetings of the stockholders of the Corporation for any purpose or purposes shall also be called by or at the direction of the Board of Directors or the Chairman of the Board of Directors at the request of the holders of shares of stock of the Corporation entitled to cast a majority of votes entitled to be cast at the meeting.
C. An annual meeting of stockholders for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, if any, on such date, and at such time as shall be fixed exclusively by, or in the manner determined by, the Board of Directors.
D. A majority of the total number of authorized directors shall constitute a quorum at any meeting of the Board of Directors, and, except as otherwise expressly required by law or by this Second Amended and Restated Certificate of Incorporation, all matters shall be determined by the affirmative vote of a majority of the directors present at any meeting at which a quorum is present.

E. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the bylaws of the Corporation.
ARTICLE IX.
COMPETITION AND CORPORATE OPPORTUNITIES
A. In recognition and anticipation that certain directors, principals, members, officers, associated funds, employees and/or other representatives of the Crestview Entities or the RCP Entities and their respective Affiliates may serve as directors, officers or agents of the Corporation, the Crestview Entities, the RCP Entities and their respective Affiliates may now engage and may continue to engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage, the provisions of this Article IX are set forth to regulate and define the conduct of certain affairs of the Corporation with respect to certain classes or categories of business opportunities as they may involve any of the Crestview Entities, the RCP Entities or their respective Affiliates and the powers, rights, duties and liabilities of the Corporation and its directors, officers and stockholders in connection therewith.
B. None of (i) the Crestview Entities or any of their respective Affiliates or (ii) the RCP Entities or any of their respective Affiliates (the Persons identified in (i) and (ii) above being referred to, collectively, as “Identified Persons” and, individually, as an “Identified Person”) shall, to the fullest extent permitted by law, have any duty to refrain from directly or indirectly (1) engaging in the same or similar business activities or lines of business in which the Corporation or any of its Affiliates now engages or proposes to engage or (2) otherwise competing with the Corporation or any of its Affiliates, and, to the fullest extent permitted by law, no Identified Person shall be liable to the Corporation or its stockholders or to any Affiliate of the Corporation for breach of any fiduciary duty solely by reason of the fact that such Identified Person engages in any such activities. To the fullest extent permitted by law, the Corporation hereby renounces any interest or expectancy in, or right to be offered an opportunity to participate in, any business opportunity which may be a corporate opportunity for an Identified Person and the Corporation or any of its Affiliates, except as provided in Section D of this Article IX. Subject to said Section D of this Article IX, in the event that any Identified Person acquires knowledge of a potential transaction or other matter or business opportunity which may be a corporate opportunity for itself, herself or himself and the Corporation or any of its Affiliates, such Identified Person shall, to the fullest extent permitted by law, have no fiduciary duty or other duty (contractual or otherwise) to communicate, present or offer such transaction or other business opportunity to the Corporation or any of its Affiliates and, to the fullest extent permitted by law, shall not be liable to the Corporation or its stockholders or to any Affiliate of the Corporation for breach of any fiduciary duty or other duty (contractual or otherwise) as a stockholder, director or officer of the Corporation solely by reason of the fact that such Identified Person pursues or acquires such corporate opportunity for itself, herself or himself, offers or directs such corporate opportunity to another Person, or does not present such corporate opportunity to the Corporation or any of its Affiliates.
C. In addition to and notwithstanding the foregoing provisions of this Article IX, a corporate opportunity shall not be deemed to be a potential corporate opportunity for the Corporation if it is a business opportunity that (i) the Corporation and its subsidiaries, taken as a whole, are neither financially or legally able, nor contractually permitted, to undertake, (ii) from its nature, is not in the line of the Corporation’s or its subsidiaries’ businesses or is of no practical advantage to the Corporation or its subsidiaries or (iii) is one in which neither the Corporation nor its subsidiaries has any interest or reasonable expectancy.
D. The Corporation does not renounce its interest in any corporate opportunity offered to any Person if such opportunity is expressly offered to such Person solely in his or her capacity as a director or officer of the Corporation.
E. To the fullest extent permitted by law, any Person purchasing or otherwise acquiring any interest in any shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article IX. Neither the alteration, amendment, addition to or repeal of this Article IX, nor the adoption of any provision of this Second Amended and Restated Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock) inconsistent with this Article IX, shall eliminate or reduce the effect of this Article IX in respect of any business opportunity first identified or any other matter occurring, or any cause of action, suit or claim that, but for this Article IX, would accrue or arise, prior to such alteration, amendment, addition, repeal or adoption.

F. For purposes of this Article IX, “Affiliate” shall mean (a) in respect of any Crestview Entity, any Person that directly or indirectly is controlled by such Crestview Entity, controls such Crestview Entity or is under common control with such Crestview Entity and shall include any Crestview Partner or Crestview Associate, (b) in respect of any RCP Entity, any Person that directly or indirectly is controlled by such RCP Entity, controls such RCP Entity or is under common control with such RCP Entity and shall include any RCP Partner or RCP Associate and (c) in respect of the Corporation, any Person that, directly or indirectly, is controlled by the Corporation.
ARTICLE X.
DGCL SECTION 203 AND BUSINESS COMBINATIONS
A. The Corporation hereby expressly elects not to be governed by Section 203 of the DGCL.
B. Notwithstanding the foregoing, the Corporation shall not engage in any business combination (as defined below), at any point in time at which the Corporation’s Common Stock is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with any interested stockholder (as defined below) for a period of three (3) years following the time that such stockholder became an interested stockholder, unless:
1. Prior to such time, the Board of Directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;
2. Upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock (as defined below) of the Corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned (i) by Persons who are directors and also officers and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or
3. At or subsequent to such time, the business combination is approved by the Board of Directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2⁄3% of the outstanding voting stock of the Corporation which is not owned by the interested stockholder.
C. For purposes of this Article X:
1. “Affiliate” shall mean a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another Person.
2. “associate,” when used to indicate a relationship with any Person, shall mean: (a) any corporation, partnership, unincorporated association or other entity of which such Person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock; (b) any trust or other estate in which such Person has at least a 20% beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity; and (c) any relative or spouse of such Person, or any relative of such spouse, who has the same residence as such Person.
3. “business combination,” when used in reference to the Corporation and any interested stockholder of the Corporation, shall mean:
(a) any merger or consolidation of the Corporation or any direct or indirect majority-owned subsidiary of the Corporation (i) with the interested stockholder, or (ii) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the interested stockholder and as a result of such merger or consolidation Section B of this Article X is not applicable to the surviving entity;
(b) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Corporation, to or with the interested stockholder, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Corporation;
(c) any transaction which results in the issuance or transfer by the Corporation or by any direct or indirect majority-owned subsidiary of the Corporation of any stock of the Corporation or of such subsidiary to the interested stockholder, except: (i) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which securities were outstanding prior to the time that the interested stockholder became such; (ii) pursuant to a merger under Section 251(g) of the DGCL; (iii) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which security is distributed pro rata to all holders of a class or series of stock of the Corporation subsequent to the time the interested stockholder became such; (iv) pursuant to an exchange offer by the Corporation to purchase stock made on the same terms to all holders of said stock; or (v) any issuance or transfer of stock by the Corporation; provided, however, that in no case under items (iii)-(v) of this subsection (c) shall there be an increase in the interested stockholder’s proportionate share of the stock of any class or series of the Corporation or of the voting stock of the Corporation (except as a result of immaterial changes due to fractional share adjustments);
(d) any transaction involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the Corporation or of any such subsidiary which is owned by the interested stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder; or
(e) any receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of the Corporation), of any loans, advances, guarantees, pledges, or other financial benefits (other than those expressly permitted in subsections (a)–(d) above) provided by or through the Corporation or any direct or indirect majority-owned subsidiary.
4. “control,” including the terms “controlling,” “controlled by” and “under common control with,” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting stock, by contract or otherwise. A Person who is the owner of 20% or more of the outstanding voting stock of the Corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such Person holds voting stock, in good faith and not for the purpose of circumventing this Article X, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.
5. “Crestview Transferee” shall mean any Person that acquires (other than in a registered public offering or through a broker’s transaction executed on any securities exchange or other over-the-counter market) directly from the Crestview Entities or any of their respective Affiliates or successors beneficial ownership of 5% or more of the outstanding voting stock of the Corporation. For the purposes of this Second Amended and Restated Certificate of Incorporation, beneficial ownership of shares shall be determined in accordance with Rule 13d-3 promulgated under the Exchange Act.
6. “interested stockholder” shall mean any person (other than the Corporation or any direct or indirect majority-owned subsidiary of the Corporation) that (a) is the owner of 15% or more of the outstanding voting stock of the Corporation, or (b) is an affiliate or associate of the Corporation and was the owner of 15% or more of the outstanding voting stock of the Corporation at any time within the three (3) year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder, and the affiliates and associates of such person; provided, however, that “interested stockholder” shall not include or be deemed to include, in any case, (i) any Crestview Entity, any Crestview Transferee or any of their respective Affiliates or successors, or (ii) any Person whose ownership of shares in excess of the 15% limitation set forth herein is the result of any action taken solely by the Corporation, provided further that such Person shall be an interested stockholder if thereafter such Person acquires additional shares of voting stock of the Corporation, except as a result of further corporate action not caused, directly or indirectly, by such Person. For the purpose of determining whether a Person is an interested stockholder, the voting stock of the Corporation deemed to be outstanding shall include stock deemed to be owned by the Person through application of the definition of “owner” below but shall not include any other unissued stock of the Corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.
7. “owner,” including the correlative terms “own” and “owned,” when used with respect to any stock, shall mean a Person that individually or with or through any of its Affiliates or associates:
(a) beneficially owns such stock, directly or indirectly; or
(b) has (i) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such Person or any of such Person’s affiliates or associates until such tendered stock is accepted for purchase or exchange; or (ii) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the owner of any stock because of such Person’s right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to ten or more Persons; or
(c) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (ii) of subsection (b) above), or disposing of such stock with any other Person that beneficially owns, or whose Affiliates or associates beneficially own, directly or indirectly, such stock.
8. “Person” shall mean any individual, corporation, partnership, unincorporated association or other entity.
9. “stock” shall mean, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.
10. “voting stock” shall mean stock of any class or series entitled to vote generally in the election of directors.
ARTICLE XI.
MISCELLANEOUS
A. If any provision or provisions of this Second Amended and Restated Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (1) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Second Amended and Restated Certificate of Incorporation (including, without limitation, each portion of any paragraph of this Second Amended and Restated Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (2) to the fullest extent possible, the provisions of this Second Amended and Restated Certificate of Incorporation (including, without limitation, each such portion of any paragraph of this Second Amended and Restated Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable) shall be construed for the benefit of the Corporation to the fullest extent permitted by law.
B. When the terms of this Second Amended and Restated Certificate of Incorporation refer to a specific agreement or other document or a decision by any body or Person that determines the meaning or operation of a provision hereof, the Corporation shall maintain a copy of such agreement, document or decision at the principal executive offices of the Corporation and a copy thereof shall be provided free of charge to any stockholder who makes a request therefor.

C. Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for (1) any derivative action or proceeding brought on behalf of the Corporation, (2) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, employee or stockholder of the Corporation to the Corporation or the Corporation’s stockholders or creditors, (3) any action asserting a claim against the Corporation or any director, officer, employee or stockholder of the Corporation arising pursuant to any provision of the DGCL or this Second Amended and Restated Certificate of Incorporation or the Bylaws (as either may be amended and/or restated from time to time) or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware, or (4) any action asserting a claim against the Corporation or any director, officer, employee or stockholder of the Corporation governed by the internal affairs doctrine; provided that, if and only if the Court of Chancery of the State of Delaware dismisses any action for lack of subject matter jurisdiction, such action may be brought in another state court sitting in the State of Delaware. To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section C of Article XI.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Victory Capital Holdings, Inc. has caused this Second Amended and Restated Certificate of Incorporation to be executed by its duly authorized officer on this    day of      , 2021.
VICTORY CAPITAL HOLDINGS, INC.

By:
Name:
Title:
[Signature Page to Second Amended and Restated Certificate of Incorporation of Victory Capital Holdings, Inc.]

VictoryCapital®

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on November 18, 2021 for shares held directly and by 11:59 P.M. ET on November 16, 2021 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

DURING THE MEETING
You may attend the meeting and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on November 18, 2021 for shares held directly and by 11:59 P.M. ET on November 16, 2021 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you submit this proxy card by mail, it must be received no later than 11:59 p.m. Eastern Time on November 18, 2021.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D60904-TBD

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

VICTORY CAPITAL HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following:

	For	Against	Abstain
1. Approval of the Amendment and Restatement of the Company's Amended and Restated Certificate of Incorporation.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com

D60905-TBD

VICTORY CAPITAL HOLDINGS, INC.
Special Meeting of Stockholders
November 19, 2021 8:00 A.M. ET

The undersigned hereby appoints, with full power of substitution to each MICHAEL D. POLICARPO and NINA GUPTA, the power as proxy to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Special Meeting of Stockholders of Victory Capital Holdings, Inc. to be held on November 19, 2021, at 8:00 A.M. ET at the Company's offices at 15935 La Cantera Parkway, San Antonio, TX 78256, and any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side